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                                                         EXHIBIT (a)(4)


                     Form of Notice of Withdrawal of Tender
                         NOTICE OF WITHDRAWAL OF TENDER

                               REGARDING UNITS IN

                          GAM AVALON MULTI-GLOBAL, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 15, 2002

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                   RECEIVED BY PFPC, INC. EITHER BY MAIL OR BY
                    FAX BY 12:00 MIDNIGHT, NEW YORK TIME, ON
                      FRIDAY, DECEMBER 13, 2002, UNLESS THE
                               OFFER IS EXTENDED.

          Complete This Notice Of Withdrawal And Return Or Deliver To:
                          GAM Avalon Multi-Global, LLC
                                 c/o PFPC, Inc.
                                  P.O. Box 858
                             Claymont, DE 19703-0858

                           Attn: GAM Investor Services
                           For additional information:
                              Phone: (866) 211-4521
                               Fax: (302) 791-1713

             YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE IS
                             RECEIVED BY PFPC, INC.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated _______________.

Such tender was in the amount of:  $ ____________________



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Date:  ____________________

Signature(s):

FOR INDIVIDUAL INVESTORS, JOINT TENANTS, IRAS AND KEOGH PLANS:

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SIGNATURE:
__________________________________________________________________________________________________________
                                              (Signature of Owner(s) Exactly as Appeared on Subscription
                                                           Agreement/Investor Application)

PRINT NAME OF INVESTOR:
__________________________________________________________________________________________________________

JOINT TENANT SIGNATURE:
(If joint tenants, both must sign.)
__________________________________________________________________________________________________________
                                                      (Signature of Owner(s) Exactly as Appeared on
                                                       Subscription Agreement/Investor Application)

PRINT NAME OF JOINT TENANT:
__________________________________________________________________________________________________________

FOR OTHER INVESTORS (SUCH AS CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS, AND EMPLOYEE BENEFIT PLANS):

PRINT NAME OF INVESTOR:
__________________________________________________________________________________________________________

SIGNATURE:
__________________________________________________________________________________________________________
                                              (Signature of Owner(s) Exactly as Appeared on Subscription
                                                           Agreement/Investor Application)

PRINT NAME OF SIGNATORY AND TITLE:
__________________________________________________________________________________________________________

CO-SIGNATORY IF NECESSARY:
__________________________________________________________________________________________________________
                                              (Signature of Owner(s) Exactly as Appeared on Subscription
                                                          Agreement/Investor Application)

PRINT NAME AND TITLE OF CO-SIGNATORY:
__________________________________________________________________________________________________________
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